SCHEDULE 14A

                          SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                        WILLAMETTE INDUSTRIES, INC.

                          -----------------------

              (Name of Registrant as Specified in its Charter)
                          -----------------------

                            WEYERHAEUSER COMPANY

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transactions:
    (5) Total fee paid:
----------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

PROXYGRAM SERVICE
32-00 SKILLMAN AVENUE
LONG ISLAND CITY, NY 11101

[Return Address]

CONFIDENTIAL IDENTIFICATION NUMBER: [CIN]
Your identification number is confidential. It is to assure the operator of your identity.
May 30, 2001

Dear Willamette Shareholder:

                             BREAK THE LOGJAM!

The Willamette Annual Meeting is less than a week away and we believe the future value of your investment hangs in the balance. We urge you to vote TODAY to elect the Weyerhaeuser nominees, who are committed to maximizing the value of your investment in Willamette.

                   WILLAMETTE BOARD REFUSES TO NEGOTIATE

For more than two years, Weyerhaeuser has sought a dialogue with Willamette to discuss a transaction that would yield Willamette shareholders a significant premium for their shares. Nonetheless, Willamette continues to refuse to negotiate, despite the fact that Weyerhaeuser has clearly stated its willingness to increase its offer to above $50 per share.

We believe that, by refusing to discuss an increased price, Willamette has made it crystal clear that it is not for sale at any price. The only way to break this logjam is to elect the Weyerhaeuser nominees at Willamette's June 7th Annual Meeting.

                   VOTE TODAY TO PROTECT YOUR INVESTMENT

If the Weyerhaeuser nominees are not elected, we will withdraw our offer since it will take at least two more years, until the 2003 annual meeting, to effect a transaction not approved by the current Willamette board. We believe that Willamette's market price currently reflects Weyerhaeuser's premium offer and that, absent the offer, that price could be subject to significant downside risk. Ask yourself, "at what price will Willamette trade if Weyerhaeuser goes away?"

                      TAKE CONTROL OF YOUR INVESTMENT

Since time is short and your vote critical, we have established a method which will enable you to vote by toll-free proxygram. Please take a few minutes of your time to follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitors, Innisfree M&A Incorporated, toll-free at 877-750-5838.

Thank you for your support.

Steven R. Rogel
Chairman, President and Chief Executive Officer
WEYERHAEUSER COMPANY

      TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                     ARE AVAILABLE TO ASSIST YOU NOW!!!

                                INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to [ID No.], Willamette Industries, Inc. in opposition to
    Weyerhaeuser Company.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

4. State your Confidential Identification Number and Number of Shares as shown below:

          Confidential Identification Number: [CIN]

          Number of Shares:  [NumShares]


5. Give the operator your voting preferences, using the proxy text below.

              PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS OF
                        WILLAMETTE INDUSTRIES, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF WEYERHAEUSER COMPANY AND
                           COMPANY HOLDINGS, INC.

     The undersigned hereby appoints Robert A. Dowdy and Claire S. Grace and each of them, with full power of substitution, as proxies of the undersigned to represent and to vote all shares of common stock, par value $0.50 per share, of Willamette Industries, Inc., an Oregon corporation (the "Company"), which the undersigned is entitled to vote at the 2001 Annual Meeting of the Company's shareholders or at any adjournments, postponements or reschedulings thereof or at any special meeting called in lieu thereof (the "2001 Annual Meeting") as follows:

1. To elect as Class A Directors for a term of three years the nominees listed below:

       Thomas M. Luthy, Robert C. Lane and Evelyn Cruz Sroufe

     (  ) FOR all nominees        (  ) WITHHOLD authority for all
                                       nominees

INSTRUCTIONS: (FOR all nominees listed above, except vote withheld from the following nominee(s), give that nominee(s) name to the operator.)

         WEYERHAEUSER STRONGLY RECOMMENDS A VOTE FOR ALL NOMINEES.

2.   To adopt the Board Declassification Proposal

     (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

Weyerhaeuser makes no recommendation as to how Shareholders should vote on this proposal.

3.   To adopt the Compensation Committee Proposal

     (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

Weyerhaeuser makes no recommendation as to how Shareholders should vote on this proposal.

4. In their discretion, the proxies are authorized to vote (1) for the election of any replacement nominee for a nominee for whom the undersigned voted if the original nominee is unable to serve or for good reason will not serve and (2) upon such other business as may properly come before the meeting other than the items set forth above.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ITEM 1, THIS PROXY WILL BE VOTED "FOR" ITEM 1. IF NO DIRECTION IS MADE FOR ITEMS 2 OR 3, THIS PROXY WILL ABSTAIN FROM VOTING IN RESPECT OF THOSE ITEMS.

     The undersigned hereby acknowledges receipt of the Proxy Statement dated February 9, 2001 and the Supplement dated March 23, 2001, of Weyerhaeuser Company and Company Holdings, Inc. relating to the 2001 Annual Meeting. The undersigned hereby revokes any proxies heretofore given by the undersigned relating to the subject matter hereof and confirms all that the proxies may lawfully do by virtue hereof.

Please give name to the operator exactly as name appears hereon. When shares are held jointly, signatures should include both names. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give full corporate name of the President or other authorized officer. If a partnership, please give the partnership name of the authorized person.

                           IMPORTANT INFORMATION

Company Holdings, Inc. ("CHI"), a wholly owned subsidiary of Weyerhaeuser Company, has commenced a tender offer for all the outstanding shares of common stock of Willamette Industries, Inc. at $50.00 per share, net to the seller in cash, without interest. The offer currently is scheduled to expire at 12:00 midnight, New York City time, on Thursday, June 7, 2001. CHI may extend the offer. If the offer is extended, CHI will notify the depositary for the offer and issue a press release announcing the extension on or before 9:00 a.m. New York City time on the first business day following the date the offer was scheduled to expire.

PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717

[Return Address]

                                                               May 30, 2001

Dear Willamette Shareholder:

                             BREAK THE LOGJAM!

The Willamette Annual Meeting is less than a week away and we believe the future value of your investment hangs in the balance. We urge you to vote TODAY to elect the Weyerhaeuser nominees, who are committed to maximizing the value of your investment in Willamette.

                   WILLAMETTE BOARD REFUSES TO NEGOTIATE

For more than two years, Weyerhaeuser has sought a dialogue with Willamette to discuss a transaction that would yield Willamette shareholders a significant premium for their shares. Nonetheless, Willamette continues to refuse to negotiate, despite the fact that Weyerhaeuser has clearly stated its willingness to increase its offer to above $50 per share.

We believe that, by refusing to discuss an increased price, Willamette has made it crystal clear that it is not for sale at any price. The only way to break this logjam is to elect the Weyerhaeuser nominees at Willamette's June 7th Annual Meeting.

                   VOTE TODAY TO PROTECT YOUR INVESTMENT

If the Weyerhaeuser nominees are not elected, we will withdraw our offer since it will take at least two more years, until the 2003 annual meeting, to effect a transaction not approved by the current Willamette board. We believe that Willamette's market price currently reflects Weyerhaeuser's premium offer and that, absent the offer, that price could be subject to significant downside risk. Ask yourself, "at what price will Willamette trade if Weyerhaeuser goes away?"

                      TAKE CONTROL OF YOUR INVESTMENT

Since time is short and your vote critical, we have established a method which will enable you to vote by toll-free proxygram. Please take a few minutes of your time to follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitors, Innisfree M&A Incorporated, toll-free at 877-750-5838.

Thank you for your support.

Steven R. Rogel
Chairman, President and Chief Executive Officer
WEYERHAEUSER COMPANY

     TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                    ARE AVAILABLE TO ASSIST YOU NOW!!!

                                INSTRUCTIONS

1.   Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to [ID No.], Willamette Industries, Inc. in opposition to Weyerhaeuser
     Company.

3.   State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:              [NA.1]
                   Broker:            [Broker]
                   Control Number:    [ControlNum]
                   Number of Shares:  [NumShares]

5.   Give the operator your voting preferences, using the proxy text below.

              PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS OF
                        WILLAMETTE INDUSTRIES, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF WEYERHAEUSER COMPANY AND
                           COMPANY HOLDINGS, INC.

     The undersigned hereby appoints Robert A. Dowdy and Claire S. Grace and each of them, with full power of substitution, as proxies of the undersigned to represent and to vote all shares of common stock, par value $0.50 per share, of Willamette Industries, Inc., an Oregon corporation (the "Company"), which the undersigned is entitled to vote at the 2001 Annual Meeting of the Company's shareholders or at any adjournments, postponements or reschedulings thereof or at any special meeting called in lieu thereof (the "2001 Annual Meeting") as follows:

1. To elect as Class A Directors for a term of three years the nominees listed below:

          Thomas M. Luthy, Robert C. Lane and Evelyn Cruz Sroufe

     (  ) FOR all nominees        (  ) WITHHOLD authority for all
                                       nominees

INSTRUCTIONS: (FOR all nominees listed above, except vote withheld from the following nominee(s), give that nominee(s) name to the operator.)

         WEYERHAEUSER STRONGLY RECOMMENDS A VOTE FOR ALL NOMINEES.

2.   To adopt the Board Declassification Proposal

     (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

Weyerhaeuser makes no recommendation as to how Shareholders should vote on this proposal.

3.   To adopt the Compensation Committee Proposal

     (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

Weyerhaeuser makes no recommendation as to how Shareholders should vote on this proposal.

4. In their discretion, the proxies are authorized to vote (1) for the election of any replacement nominee for a nominee for whom the undersigned voted if the original nominee is unable to serve or for good reason will not serve and (2) upon such other business as may properly come before the meeting other than the items set forth above.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ITEM 1, THIS PROXY WILL BE VOTED "FOR" ITEM 1. IF NO DIRECTION IS MADE FOR ITEMS 2 OR 3, THIS PROXY WILL ABSTAIN FROM VOTING IN RESPECT OF THOSE ITEMS.

     The undersigned hereby acknowledges receipt of the Proxy Statement dated February 9, 2001 and the Supplement dated March 23, 2001, of Weyerhaeuser Company and Company Holdings, Inc. relating to the 2001 Annual Meeting. The undersigned hereby revokes any proxies heretofore given by the undersigned relating to the subject matter hereof and confirms all that the proxies may lawfully do by virtue hereof.

Please give name to the operator exactly as name appears hereon. When shares are held jointly, signatures should include both names. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give full corporate name of the President or other authorized officer. If a partnership, please give the partnership name of the authorized person.

                           IMPORTANT INFORMATION

Company Holdings, Inc. ("CHI"), a wholly owned subsidiary of Weyerhaeuser Company, has commenced a tender offer for all the outstanding shares of common stock of Willamette Industries, Inc. at $50.00 per share, net to the seller in cash, without interest. The offer currently is scheduled to expire at 12:00 midnight, New York City time, on Thursday, June 7, 2001. CHI may extend the offer. If the offer is extended, CHI will notify the depositary for the offer and issue a press release announcing the extension on or before 9:00 a.m. New York City time on the first business day following the date the offer was scheduled to expire.

PROXYGRAM SERVICE
32-00 SKILLMAN AVENUE
LONG ISLAND CITY, NY 11101

[Return Address]

CONFIDENTIAL IDENTIFICATION NUMBER: [CIN]
Your identification number is confidential. It is to assure the operator of your identity.

          THIS PROXY IS SOLICITED ON BEHALF OF WEYERHAEUSER COMPANY
                          AND COMPANY HOLDINGS, INC.


                                                                  May 31, 2001

Dear Willamette Shareholder:

                             BREAK THE LOGJAM!

The Willamette Annual Meeting is less than a week away and we believe the future value of your investment hangs in the balance. We urge you to vote TODAY to elect the Weyerhaeuser nominees, who are committed to maximizing the value of your investment in Willamette.

                   WILLAMETTE BOARD REFUSES TO NEGOTIATE

For more than two years, Weyerhaeuser has sought a dialogue with Willamette to discuss a transaction that would yield Willamette shareholders a significant premium for their shares. Nonetheless, Willamette continues to refuse to negotiate, despite the fact that Weyerhaeuser has clearly stated its willingness to increase its offer to above $50 per share.

We believe that, by refusing to discuss an increased price, Willamette has made it crystal clear that it is not for sale at any price. The only way to break this logjam is to elect the Weyerhaeuser nominees at Willamette's June 7th Annual Meeting.

                   VOTE TODAY TO PROTECT YOUR INVESTMENT

If the Weyerhaeuser nominees are not elected, we will withdraw our offer since it will take at least two more years, until the 2003 annual meeting, to effect a transaction not approved by the current Willamette board. We believe that Willamette's market price currently reflects Weyerhaeuser's premium offer and that, absent the offer, that price could be subject to significant downside risk. Ask yourself, "at what price will Willamette trade if Weyerhaeuser goes away?"

                      TAKE CONTROL OF YOUR INVESTMENT

Since time is short and your vote critical, we have established a method which will enable you to vote by toll-free proxygram. Please take a few minutes of your time to follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitors, Innisfree M&A Incorporated, toll-free at 877-750-5838.

Thank you for your support.

Steven R. Rogel
Chairman, President and Chief Executive Officer
WEYERHAEUSER COMPANY

     TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF WEYERHAEUSER AND
                 WILLAMETTE ARE AVAILABLE TO ASSIST YOU NOW!!!

                                INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to [ID No.]. (Note: This ProxyGram supersedes the ProxyGram dated May 30, 2001, which cannot be used to vote your shares due to a typographical error.)

3.  State your name, address and telephone number.

4. State your Confidential Identification Number and Number of Shares as shown below:

          Confidential Identification Number: [CIN]

          Number of Shares:  [NumShares]


5. Give the operator your voting preferences, using the proxy text below.

              PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS OF
                        WILLAMETTE INDUSTRIES, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF WEYERHAEUSER COMPANY AND
                           COMPANY HOLDINGS, INC.

     The undersigned hereby appoints Robert A. Dowdy and Claire S. Grace and each of them, with full power of substitution, as proxies of the undersigned to represent and to vote all shares of common stock, par value $0.50 per share, of Willamette Industries, Inc., an Oregon corporation (the "Company"), which the undersigned is entitled to vote at the 2001 Annual Meeting of the Company's shareholders or at any adjournments, postponements or reschedulings thereof or at any special meeting called in lieu thereof (the "2001 Annual Meeting") as follows:

1. To elect as Class A Directors for a term of three years the nominees listed below:

       Thomas M. Luthy, Robert C. Lane and Evelyn Cruz Sroufe

     (  ) FOR all nominees        (  ) WITHHOLD authority for all
                                       nominees

     ( ) FOR all nominees listed above, except vote withheld from the nominee(s) whose name(s) you provide to the operator.

WEYERHAEUSER STRONGLY RECOMMENDS A VOTE FOR ALL NOMINEES.

2.   To adopt the Board Declassification Proposal

     (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

Weyerhaeuser makes no recommendation as to how Shareholders should vote on this proposal.

3.   To adopt the Compensation Committee Proposal

     (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

Weyerhaeuser makes no recommendation as to how Shareholders should vote on this proposal.

4. In their discretion, the proxies are authorized to vote (1) for the election of any replacement nominee for a nominee for whom the undersigned voted if the original nominee is unable to serve or for good reason will not serve and (2) upon such other business as may properly come before the meeting other than the items set forth above.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ITEM 1, THIS PROXY WILL BE VOTED "FOR" ITEM 1. IF NO DIRECTION IS MADE FOR ITEMS 2 OR 3, THIS PROXY WILL ABSTAIN FROM VOTING IN RESPECT OF THOSE ITEMS.

     The undersigned hereby acknowledges receipt of the Proxy Statement dated February 9, 2001 and the Supplement dated March 23, 2001, of Weyerhaeuser Company and Company Holdings, Inc. relating to the 2001 Annual Meeting. The undersigned hereby revokes any proxies heretofore given by the undersigned relating to the subject matter hereof and confirms all that the proxies may lawfully do by virtue hereof.

Please give name to the operator exactly as name appears hereon. When shares are held jointly, signatures should include both names. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give full corporate name of the President or other authorized officer. If a partnership, please give the partnership name of the authorized person.

                           IMPORTANT INFORMATION

Company Holdings, Inc. ("CHI"), a wholly owned subsidiary of Weyerhaeuser Company, has commenced a tender offer for all the outstanding shares of common stock of Willamette Industries, Inc. at $50.00 per share, net to the seller in cash, without interest. The offer currently is scheduled to expire at 12:00 midnight, New York City time, on Thursday, June 7, 2001. CHI may extend the offer. If the offer is extended, CHI will notify the depositary for the offer and issue a press release announcing the extension on or before 9:00 a.m. New York City time on the first business day following the date the offer was scheduled to expire.

PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717

[Return Address]

          THIS PROXY IS SOLICITED ON BEHALF OF WEYERHAEUSER COMPANY
                          AND COMPANY HOLDINGS, INC.

                                                               May 31, 2001

Dear Willamette Shareholder:

                             BREAK THE LOGJAM!

The Willamette Annual Meeting is less than a week away and we believe the future value of your investment hangs in the balance. We urge you to vote TODAY to elect the Weyerhaeuser nominees, who are committed to maximizing the value of your investment in Willamette.

                   WILLAMETTE BOARD REFUSES TO NEGOTIATE

For more than two years, Weyerhaeuser has sought a dialogue with Willamette to discuss a transaction that would yield Willamette shareholders a significant premium for their shares. Nonetheless, Willamette continues to refuse to negotiate, despite the fact that Weyerhaeuser has clearly stated its willingness to increase its offer to above $50 per share.

We believe that, by refusing to discuss an increased price, Willamette has made it crystal clear that it is not for sale at any price. The only way to break this logjam is to elect the Weyerhaeuser nominees at Willamette's June 7th Annual Meeting.

                   VOTE TODAY TO PROTECT YOUR INVESTMENT

If the Weyerhaeuser nominees are not elected, we will withdraw our offer since it will take at least two more years, until the 2003 annual meeting, to effect a transaction not approved by the current Willamette board. We believe that Willamette's market price currently reflects Weyerhaeuser's premium offer and that, absent the offer, that price could be subject to significant downside risk. Ask yourself, "at what price will Willamette trade if Weyerhaeuser goes away?"

                      TAKE CONTROL OF YOUR INVESTMENT

Since time is short and your vote critical, we have established a method which will enable you to vote by toll-free proxygram. Please take a few minutes of your time to follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitors, Innisfree M&A Incorporated, toll-free at 877-750-5838.

Thank you for your support.

Steven R. Rogel
Chairman, President and Chief Executive Officer
WEYERHAEUSER COMPANY



     TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF WEYERHAEUSER AND
                 WILLAMETTE ARE AVAILABLE TO ASSIST YOU NOW!!!

                                INSTRUCTIONS

1.   Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to [ID No.]. (Note: This ProxyGram supersedes the ProxyGram dated May 30, 2001, which cannot be used to vote your shares due to a typographical error.)

3.   State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:              [NA.1]
                   Broker:            [Broker]
                   Control Number:    [ControlNum]
                   Number of Shares:  [NumShares]

5.   Give the operator your voting preferences, using the proxy text below.

              PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS OF
                        WILLAMETTE INDUSTRIES, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF WEYERHAEUSER COMPANY AND
                           COMPANY HOLDINGS, INC.

     The undersigned hereby appoints Robert A. Dowdy and Claire S. Grace and each of them, with full power of substitution, as proxies of the undersigned to represent and to vote all shares of common stock, par value $0.50 per share, of Willamette Industries, Inc., an Oregon corporation (the "Company"), which the undersigned is entitled to vote at the 2001 Annual Meeting of the Company's shareholders or at any adjournments, postponements or reschedulings thereof or at any special meeting called in lieu thereof (the "2001 Annual Meeting") as follows:

1. To elect as Class A Directors for a term of three years the nominees listed below:

          Thomas M. Luthy, Robert C. Lane and Evelyn Cruz Sroufe

     (  ) FOR all nominees        (  ) WITHHOLD authority for all
                                       nominees

     ( ) FOR all nominees listed above, except vote withheld from the nominee(s) whose names you provide to the operator.

WEYERHAEUSER STRONGLY RECOMMENDS A VOTE FOR ALL NOMINEES.

2.   To adopt the Board Declassification Proposal

     (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

Weyerhaeuser makes no recommendation as to how Shareholders should vote on this proposal.

3.   To adopt the Compensation Committee Proposal

     (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

Weyerhaeuser makes no recommendation as to how Shareholders should vote on this proposal.

4. In their discretion, the proxies are authorized to vote (1) for the election of any replacement nominee for a nominee for whom the undersigned voted if the original nominee is unable to serve or for good reason will not serve and (2) upon such other business as may properly come before the meeting other than the items set forth above.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ITEM 1, THIS PROXY WILL BE VOTED "FOR" ITEM 1. IF NO DIRECTION IS MADE FOR ITEMS 2 OR 3, THIS PROXY WILL ABSTAIN FROM VOTING IN RESPECT OF THOSE ITEMS.

     The undersigned hereby acknowledges receipt of the Proxy Statement dated February 9, 2001 and the Supplement dated March 23, 2001, of Weyerhaeuser Company and Company Holdings, Inc. relating to the 2001 Annual Meeting. The undersigned hereby revokes any proxies heretofore given by the undersigned relating to the subject matter hereof and confirms all that the proxies may lawfully do by virtue hereof.

Please give name to the operator exactly as name appears hereon. When shares are held jointly, signatures should include both names. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give full corporate name of the President or other authorized officer. If a partnership, please give the partnership name of the authorized person.

                           IMPORTANT INFORMATION

Company Holdings, Inc. ("CHI"), a wholly owned subsidiary of Weyerhaeuser Company, has commenced a tender offer for all the outstanding shares of common stock of Willamette Industries, Inc. at $50.00 per share, net to the seller in cash, without interest. The offer currently is scheduled to expire at 12:00 midnight, New York City time, on Thursday, June 7, 2001. CHI may extend the offer. If the offer is extended, CHI will notify the depositary for the offer and issue a press release announcing the extension on or before 9:00 a.m. New York City time on the first business day following the date the offer was scheduled to expire.